LORD ABBETT DEVELOPING GROWTH FUND

Supplement dated September 13, 2011

to the Statement of Additional Information dated December 1, 2010

This supplement replaces the supplements to the Statement of Additional Information dated June 15, 2011, February 2, 2011, March 22, 2011, and April 21, 2011.

The section of the Statement of Additional Information titled “Fund History” is replaced in its entirety with the following:

The Fund was incorporated under Maryland law on August 21, 1978, as a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”). The Fund has 1,090,000,000 shares of authorized capital stock, par value $0.001 per share. The Fund consists of eight classes of shares: Class A, B, C, F, I, P, R2, and R3 shares. The Fund’s Board of Directors (the “Board”) will allocate the authorized shares of capital stock among the classes from time to time. Effective September 28, 2007, Class Y shares of the Fund were renamed Class I.

Effective at the close of business on March 31, 2011, the Fund will not be available for purchase by new investors, except as stated below. The Fund will continue to be available for purchase only by the following categories of eligible investors as described in the Prospectus.

The section of the Statement of Additional Information titled “Purchases, Redemptions, Pricing and Payments to Dealers – Information on the Availability of the Fund” is replaced in its entirety with the following:

Information on the Availability of the Fund. Subject to the terms described in the Prospectus, effective at the close of business on March 31, 2011, the Fund no longer is available for purchase by new investors, except as stated below. The Fund continues to be available for purchase only by the following categories of eligible investors, subject to the limitations described below:

•	Existing Shareholders of the Fund. Existing shareholders of the Fund may add to their accounts with additional purchases of Fund shares.

•

Institutional Investors. The following institutional investors may purchase shares of the Fund, provided that the investor is otherwise eligible to purchase Class I shares: charitable trusts, endowments; foundations; general accounts of companies, including hospitals and financial institutions (such as banks or insurance companies); health and welfare plans; and Taft-Hartley plans.

•

Retirement and Benefit Plans. Retirement and benefit plans currently offering the Fund as an investment option may purchase shares of the Fund for the benefit of new participants. In addition, retirement and benefit plans that do not currently offer the Fund as an investment option will be eligible to open an account and purchase shares of the Fund for the benefit of plan participants.

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Certain Discretionary Mutual Fund Advisory (Wrap) Programs. The Specified Intermediaries (as defined in the Prospectus) listed below that have entered into a special arrangement with the Fund or Lord Abbett Distributor LLC specifically for the purchase of Fund shares are eligible to purchase shares of the Fund for existing and new participants in the Specified Intermediaries’ fee-based, discretionary mutual fund advisory programs. The Specified Intermediaries include:

Specified Intermediaries	Name of Discretionary Program (if applicable)

Edward D. Jones & Co., L.P.	(Not Applicable)
First Allied Securities, Inc.	Fund Allocator; One Account Select
LPL Financial Corporation	Model Wealth Portfolio; Personal Wealth
Portfolio
Lincoln Investment Planning, Inc.	(Not Applicable)
MetLife Securities, Inc.	Fund Management Services

•

Lord Abbett-Sponsored Fund-of-Funds. Each Lord Abbett-sponsored fund-of-funds that is authorized to invest in the Fund (pursuant to its investment strategy) may continue to purchase shares of the Fund.

•

Partners and Employees of Lord Abbett. Directors or trustees of Lord Abbett-sponsored Funds and partners and employees of Lord Abbett (including retired persons who formerly held such positions and family members of such persons) may purchase shares of the Fund.

Investors should note, however, that the Fund reserves the right to refuse any purchase order that Lord Abbett believes might disrupt the efficient management of the Fund and reserves the right to further limit the availability of the Fund. Any investor seeking to purchase more than $10 million of shares of the Fund should contact Lord Abbett for approval prior to submitting the purchase order for Fund shares.

Please retain this document for your future reference.